EXHIBIT 10.5
                                 FIRST AMENDMENT
                                     TO THE
                              "OPTION TO PURCHASE"
                                  NEWGOLD, INC.



THIS FIRST AMENDMENT TO THE OPTION TO PURCHASE AGREEMENT dated
August 31, 1995, for NEWGOLD, INC. hereinafter referred to as "Newgold"; is made and entered into this 1st day of January, 1996, by and between Edward MacKay/Gold bug, a partnership, hereinafter referred to as "Mackay"; and Scott Docktor, hereinafter referred to as "Docktor".


                               W I T N E S S E T H
                               -------------------

WHEREAS, the original OPTION AGREEMENT shall continue in full force and effect in its entirety except as amended to include and to read as follows:

                  "Mackay" shall exercise his option to purchase "Newgold".

            In   consideration   for  Three  Million,   Eight  Hundred  Thousand
(3,800,000) shares of "Newgold" stock, "MacKay" shall:

             - Arrange for financing up to Three Hundred Fifty Thousand Dollars ($350,000.00) for "Newgold".

             - Transfer all assets and permits of Washington Gulch to "Newgold", and

             - Provide consulting services for the operation and maintenance of "Newgold",

                  "Newgold"  shall  obtain  written  approval  from the State of
                  Montana   transferring   permits  from  Washington   gulch  to
                  "Newgold".

                  "Newgold" shall assume all the liabilities of Washington Gulch

                  Transfer of Assets shall be deemed transferred as of January 1, 1996, the date of this Agreement.

           All loans, including principal and interest, procured by "Mackay" shall be due and payable on or before december 31, 1996.


Page 1 of 2 pages = AMENDMENT TO OPTION AGREEMENT/MACKAY-DOCKTOR

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           Formal  transfer of Washington  gulch stock and "Newgold" stock shall occur as soon as reasonably possible.

IN WITNESS WHEREOF, the authorized parties hereto have sworn to this AMENDMENT as of the dates below written and verifies that the statements made herein are true and correct.



WITNESSED:                                 EDWARD MACKAY/GOLD BUG, a partnership

                                           By:

                                           Name:   Edward Mackay
(Print or Type Name)
                                           Title:  Partner

                                           Dated:  January 15, 1995




WITNESSED:                                 NEWGOLD, INC.

                                           By:

                                           Name:   Scott Docktor
(Print or Type Name)
                                           Title:  President

                                           Dated:  January 15, 1996



Page 2 of 2 pages = AMENDMENT TO OPTION AGREEMENT/MACKAY-DOCKTOR